                                                                       GT GLOBAL
                                                                   OVER 25 YEARS
                                                                    OF INVESTING
                                                                       WORLDWIDE

                                                                             / /
                                                                       GT GLOBAL
                                                                     NEW PACIFIC
                                                                     GROWTH FUND

                                                                             / /
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

                                                                          [LOGO]

TABLE
OF CONTENTS

Message from the
Chairman.............          1

Report from the Fund
Managers and Key
Portfolio Holdings...          2

Report of Independent
Accountants..........         F1

Financial
Statements...........         F2

Views  of the  Funds' management
described in this report are  as
of  the date  written. Portfolio
holdings and allocations are  as
of  December  31,  1997,  unless
otherwise  noted.  These  views,
portfolio holdings and
allocations   may  have  changed
subsequently.

Message from the Chairman


Dear Shareholder,

Nineteen ninety-seven has been a challenging and exciting year. The volatility of the market--and the resulting record highs and lows--has made investing a sometimes awe-inspiring endeavor for investors and investment professionals alike.

Across the GT Global family, our Funds have remained true to their investment goals and objectives regardless of world events. Whether it be the recent turmoil in the Asian markets, the privatization and reform underway across eastern Europe, deregulation occurring in Latin America or the ups and downs of the U.S. market, our Funds have maintained their focus. In fact, we believe these changes are yielding new investment opportunities in both established economies and dynamic new markets around the world. Looking forward to 1998, our commitment is to continue to monitor world markets and seek additional ways to capitalize on events as they unfold for the benefit of our shareholders.

In an effort to provide our customers easier access to information about the GT Global Funds, we launched our website, www.gtglobal.com, during the latter part of 1997. We hope to continually enhance the information it contains, from our worldwide economic outlook, to fund price and performance reporting, to the Millennium Minute message of the day. Used in conjunction with annual and semiannual reports and your quarterly statement on our Funds, we hope it helps you monitor your investments and achieve your financial goals.

Be assured that we will continue to strive to offer you the quality investment products you need to build a well-diversified portfolio. As always, we appreciate your continued confidence in our Funds. Should you or your adviser have any questions regarding GT Global Funds, please call us at 800-824-1580. One of our representatives will be happy to assist you.

Sincerely,


/s/ William J. Guilfoyle


William J. Guilfoyle
Chairman of the Board and President
GT Global Mutual Funds

[GRAPHIC]

INVESTMENT OBJECTIVE

The GT Global New Pacific Growth Fund seeks long-term growth of capital primarily through a portfolio of investments in the equity markets of the Asian Pacific Rim, excluding Japan.

Japan was eliminated from the Fund's Primary Investment Area on January 21,
1994.

GT GLOBAL NEW PACIFIC GROWTH FUND
PERFORMANCE SUMMARY

[GRAPH]

/ /  GT GLOBAL NEW PACIFIC GROWTH FUND CLASS A

/ /  MSCI Pacific ex-Japan Index

1/19/77   "$9,525"     "$10,000"
           "9,525"       "9,994"
           "9,630"       "9,760"
           "9,687"       "9,958"
           "9,630"      "10,052"
           "9,658"      "10,220"
           "9,944"      "10,295"
           "9,573"       "9,879"
           "9,782"       "9,717"
          "10,058"       "9,602"
          "10,363"       "9,985"
          "10,535"       "9,897"
          "10,706"      "10,343"
          "10,735"      "10,055"
          "11,087"       "9,805"
          "12,410"      "10,533"
          "12,247"      "11,001"
          "12,314"      "11,465"
          "13,895"      "12,395"
          "15,245"      "13,114"
          "15,776"      "14,619"
          "16,441"      "14,340"
          "17,049"      "14,561"
          "15,573"      "12,369"
          "16,190"      "12,824"
          "15,930"      "13,735"
          "15,429"      "13,693"
          "15,208"      "13,922"
          "14,194"      "13,706"
          "13,817"      "14,198"
          "13,763"      "13,832"
          "13,569"      "14,578"
          "13,914"      "15,604"
          "13,881"      "17,216"
          "12,425"      "16,841"
          "11,778"      "17,261"
          "12,641"      "19,508"
          "12,781"      "22,324"
          "11,994"      "22,753"
          "11,306"      "18,862"
          "12,087"      "20,660"
          "13,047"      "22,880"
          "13,940"      "25,335"
          "13,717"      "26,369"
          "14,387"      "27,937"
          "15,324"      "28,480"
          "15,994"      "32,113"
          "15,905"      "31,374"
          "17,143"      "31,505"
          "18,036"      "30,842"
          "17,646"      "29,899"
          "18,109"      "30,525"
          "19,026"      "31,056"
          "19,898"      "32,411"
          "20,838"      "32,862"
          "19,764"      "29,609"
          "19,294"      "27,990"
          "17,001"      "23,883"
          "17,650"      "23,677"
          "18,892"      "27,091"
          "18,903"      "26,628"
          "18,332"      "25,058"
          "16,767"      "22,313"
          "15,741"      "20,937"
          "17,335"      "23,576"
          "17,605"      "24,167"
          "16,207"      "21,638"
          "15,876"      "20,322"
          "15,104"      "19,361"
          "14,601"      "18,867"
          "14,442"      "18,085"
          "15,766"      "17,834"
          "16,967"      "19,122"
          "16,685"      "21,059"
          "17,114"      "21,523"
          "17,556"      "20,935"
          "18,090"      "22,918"
          "18,949"      "22,680"
          "19,443"      "22,805"
          "20,250"      "24,147"
          "20,602"      "24,009"
          "20,537"      "23,116"
          "20,654"      "23,482"
          "21,500"      "24,606"
          "23,283"      "25,664"
          "24,194"      "27,047"
          "24,363"      "26,105"
          "25,605"      "26,258"
          "24,940"      "26,241"
          "21,428"      "23,046"
          "20,683"      "22,327"
          "19,526"      "22,034"
          "21,787"      "23,814"
          "21,907"      "23,800"
          "22,559"      "23,874"
          "22,719"      "24,329"
          "22,586"      "23,806"
          "23,211"      "25,585"
          "22,359"      "24,333"
          "22,491"      "24,634"
          "22,603"      "25,040"
          "22,813"      "25,917"
          "22,379"      "25,578"
          "22,995"      "28,221"
          "22,925"      "27,237"
          "23,821"      "28,075"
          "25,122"      "29,263"
          "25,234"      "28,210"
          "24,689"      "27,922"
          "25,472"      "29,489"
          "27,110"      "28,782"
          "30,078"      "29,707"
          "31,898"      "32,328"
          "32,752"      "32,655"
          "35,553"      "31,319"
          "40,874"      "29,529"
          "44,458"      "31,615"
          "43,380"      "33,557"
          "38,283"      "38,478"
          "39,851"      "38,624"
          "41,952"      "41,441"
          "41,882"      "42,639"
2/28/87   "43,576"      "48,205"
          "46,870"      "49,784"
          "48,192"      "50,979"
          "50,913"      "54,583"
          "50,676"      "56,845"
          "53,673"      "62,936"
          "54,935"      "66,816"
          "56,079"      "69,436"
          "42,690"      "39,198"
          "39,768"      "40,871"
          "44,356"      "43,180"
          "45,152"      "42,763"
          "46,314"      "42,584"
          "50,169"      "47,744"
          "52,799"      "50,069"
          "51,943"      "53,623"
          "52,249"      "54,572"
          "53,686"      "56,785"
          "51,331"      "53,723"
          "51,209"      "52,817"
          "52,677"      "56,302"
          "54,054"      "56,075"
          "54,649"      "56,379"
          "58,369"      "62,282"
          "59,995"      "57,473"
          "61,933"      "58,460"
          "64,153"      "60,418"
          "64,684"      "57,695"
          "63,434"      "55,343"
          "68,811"      "60,330"
          "71,218"      "62,951"
          "75,845"      "64,710"
          "73,094"      "62,538"
          "76,783"      "62,611"
          "80,947"      "65,390"
          "79,663"      "64,990"
          "78,058"      "64,167"
          "76,774"      "63,341"
          "73,950"      "60,079"
          "80,947"      "65,777"
          "82,744"      "67,865"
          "85,954"      "71,505"
          "77,288"      "66,052"
          "69,777"      "60,014"
          "74,848"      "59,275"
          "72,216"      "58,752"
          "72,075"      "58,755"
          "74,394"      "62,285"
          "80,872"      "68,234"
          "82,645"      "69,913"
          "83,122"      "72,275"
          "83,872"      "72,539"
          "82,099"      "72,262"
          "84,349"      "76,475"
          "80,122"      "75,523"
          "82,781"      "76,311"
          "84,827"      "79,169"
          "80,394"      "78,406"
          "81,494"      "80,266"
          "82,071"      "82,100"
          "81,422"      "84,698"
          "77,672"      "84,110"
          "79,114"      "88,101"
          "85,533"      "94,085"
          "82,793"      "93,143"
          "78,249"      "90,792"
          "75,509"      "85,619"
          "74,643"      "84,236"
          "76,662"      "86,876"
          "74,715"      "85,201"
          "75,009"      "85,897"
          "75,082"      "86,538"
          "78,574"      "93,195"
          "81,629"      "94,782"
          "88,104"      "99,640"
          "90,796"     "103,455"
          "88,032"     "100,316"
          "91,378"     "103,860"
          "95,598"     "111,708"
          "97,199"     "113,866"
         "100,909"     "132,280"
         "101,127"     "128,331"
         "120,468"     "154,978"
         "118,342"     "150,724"
         "113,328"     "143,388"
          "98,745"     "128,164"
         "100,719"     "134,114"
         "104,289"     "138,544"
          "99,352"     "132,406"
         "104,441"     "139,383"
         "112,037"     "148,749"
         "110,822"     "144,844"
         "111,050"     "147,178"
         "101,555"     "135,384"
          "96,698"     "133,297"
          "86,949"     "121,795"
          "91,424"     "133,171"
          "93,582"     "134,577"
          "94,780"     "136,361"
         "103,012"     "145,618"
         "101,413"     "142,866"
         "105,889"     "148,766"
         "102,292"     "144,832"
         "102,932"     "146,694"
         "100,854"     "144,116"
          "99,735"     "145,398"
         "103,900"     "151,118"
         "113,565"     "161,163"
         "111,482"     "163,613"
         "109,482"     "165,746"
         "110,649"     "170,317"
         "114,065"     "168,612"
         "111,649"     "165,478"
         "105,816"     "157,182"
         "110,565"     "164,258"
         "112,982"     "168,499"
         "115,648"     "173,125"
         "122,397"     "182,409"
         "124,725"     "182,807"
         "123,204"     "180,657"
         "125,771"     "183,264"
         "118,831"     "174,802"
         "110,370"     "171,263"
         "115,029"     "181,958"
         "117,881"     "185,980"
         "118,831"     "185,528"
         "102,195"     "159,827"
         "101,529"     "165,318"
          "74,626"     "130,287"
          "70,823"     "126,213"
12/31/97  "69,542"     "126,585"

The chart above shows the performance of GT Global New Pacific Growth Fund Class A shares since the Fund's inception, versus the MSCI Pacific ex-Japan Index. This represents a cumulative return of 595.42% and an average annual total return of 9.70% for the Fund. The chart assumes a hypothetical $10,000 initial investment in the Fund's Class A shares and reflects all Fund expenses and the maximum 4.75% sales charge. A $10,000 investment in the Fund's Class B shares at inception on April 1, 1993, would have been valued at $8,089 on December 31, 1997. This figure reflects all Fund expenses and the applicable contingent deferred sales charge (5% in the first year, decreasing to 0% after six years), assuming complete redemption at the end of the period. A $10,000 investment in Advisor Class shares at inception on June 1, 1995, would have been worth $6,792 on December 31, 1997.



AVERAGE ANNUAL TOTAL RETURNS%(1)
DECEMBER 31, 1997


 SHARE CLASS                 WITHOUT SALES CHARGE(2)                     WITH SALES CHARGE
                         1-YEAR     5-YEAR    10-YEAR    LOF     1-YEAR    5-YEAR   10-YEAR     LOF

 CLASS A(3)              -44.24     -1.50      4.60      9.96    -46.89    -2.46     4.09       9.70

 CLASS B(3)              -44.65      N/A       N/A      -4.09    -47.11     N/A      N/A       -4.37

 ADVISOR CLASS(4)        -44.26      N/A       N/A     -13.89      N/A      N/A      N/A        N/A





HISTORICAL PERFORMANCE(2)
ANNUAL TOTAL RETURNS % (LAST 10 YEARS)


                         1988      1989       1990     1991       1992     1993       1994     1995      1996       1997

  CLASS A                23.20     48.12     -10.96    13.07     -7.96     60.61     -19.73    7.45      20.04     -44.24

  CLASS B                 N/A       N/A        N/A      N/A       N/A      46.30(3)  -20.30    6.54      19.28     -44.65





(1) Figures assume reinvestment of all dividends and capital gains distributions at net asset value.

(2) Performance data do not reflect the maximum 4.75% sales charge and the contingent deferred sales charge for Class A and Class B shares, respectively, which, if included, would have reduced performance quoted.

(3) The Fund began operations of Class A shares on January 19, 1977; Class B shares commenced on April 1, 1993.

(4) The Fund began offering Advisor Class shares on June 1, 1995. Advisor Class shares are not sold directly to the general public. They are only available through certain employee benefit plans, financial institutions and other entities that have entered into specific agreements with GT Global. Please see the Fund's prospectus for more complete information.

The above data represent past performance of the Fund's shares, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

INTERVIEW WITH PORTFOLIO MANAGER
PETER EADON-CLARKE


Q    HOW DID THE FUND PERFORM?

A    The savage bear market that has devastated Southeast Asian markets since early spring 1997 has been unequaled in the Fund's 20-year history. Indeed, as asset prices and currencies collapsed, regional markets experienced severe losses, some exceeding 70% in dollar terms.

In this trying environment, the Fund's Class A shares returned a disappointing - 44.24% (-46.89% including the maximum 4.75% sales charge) over the 12-month period ended December 31, 1997. Total return for Class B shares for the same period was -44.65% (-47.11% including the maximum 5% contingent deferred sales charge). To put this in perspective, the Morgan Stanley Capital International
(MSCI) Pacific ex-Japan Index(5) returned -30.75% over the same period.

The Fund was quite heavily weighted in emerging mid cap stocks, especially in Malaysia and the Philippines in late 1996. As economic conditions began to deteriorate in Southeast Asia through the first half of 1997, the earnings potential of many of these companies shrank dramatically. This happened for two main reasons: (1) some of the large projects in which these companies were to participate were postponed or canceled altogether; (2) the companies were also unable to access the capital required to sustain their growth. PWE and Ekran(6) in Malaysia were two notable examples. Unfortunately, we did not sell off our holdings in these companies early enough to avoid negative effects as events unfolded.

Market factors also contributed heavily to the Fund's performance. In the fourth quarter of 1997, the Hong Kong market fell dramatically. The Fund has been overweighted in Hong Kong for the last two years (which previously served very well since the Hong Kong market had been an outperformer). In order to defend the Hong Kong dollar peg, monetary authorities raised interest rates substantially to protect the currency.

Meanwhile, Hong Kong property stocks underperformed as interest rates rose and property prices started to decline, significantly impacting the share price of another of our holdings, New World Development. As the market fell, many red-chip stocks (Hong Kong-listed companies with considerable interests in China) were substantially derated on the back of investors becoming increasingly concerned about Chinese authorities' ability to stimulate economic growth.
China Resources is one of our red-chip holdings that underperformed significantly. We continue to own these companies as we believe their long term fundamentals remain compelling.


GEOGRAPHIC ALLOCATION OF NET ASSETS %

                          1997          1996
                      DECEMBER 31   DECEMBER 31

     Australia           21.8            7.3

     Hong Kong           46.3           41.6

     India                1.6            0.3


     Malaysia             4.3           32.1

     New Zealand          1.2            0.5

     Philippines          1.9            9.7

     Singapore           12.5            0.2

     Korea                N/A            0.3

     Thailand             N/A            0.8

     Indonesia            N/A            1.9

     U.S. & Other        10.4            5.3


Allocations will change based on current market conditions.


Q    WHAT TRIGGERED THE DOWNTURN IN THESE MARKETS?

A Origins of today's Southeast Asian currency, banking and real estate crises can be traced to monetary developments in the early 1990s. A natural starting point for analysis is the super-low Federal Reserve Bank funding rate of 3% during 1992-93. Because Asian currencies were generally tied to the U.S. dollar by government-managed exchange rates, their interest rates also followed those of the U.S.


                                                                   CONTINUED P.4


(5) MSCI Pacific ex-Japan Index is an arithmetic average, weighted by market value, of the performance of 213 securities listed on five major Pacific Rim exchanges (Australia, Hong Kong, Malaysia, New Zealand and Singapore). It includes the effect of reinvested dividends and is measured in U.S. dollars.

(6)  Shares in these companies were sold prior to December 31, 1997.

The index is unmanaged, not available for direct investment and does not include the effects of sales charges and professional management fees.

With cheap funding in place, many Southeast Asian countries experienced money and credit growth rates of 25%-30% a year (most of them produced real economic growth of 6% to 8% per year), sometimes more during the period 1993-95. But too much money pumped into the Asian tigers for too long inflated Asian stock and property prices, and soaring domestic demand began showing up in worsening current account (imports minus exports) deficits. Perhaps ignorantly, while these economies were enjoying cyclical expansion, most investors and policymakers expressed little concern. However, the devaluation of the Thai baht in early July 1997 was a jolt that served as a rude wake-up call.

In Hong Kong, the authorities appear determined to maintain the dollar peg, a strategy we very much support. In order to defend the existing currency regime, interest rates had to be raised significantly and we expect real economic adjustments will have to be made in the form of falling property prices, wage deflation and slower economic growth.

Q AGAINST THIS VOLATILE ENVIRONMENT, WHAT CHANGES DID YOU IMPLEMENT IN THE PORTFOLIO DURING THE COURSE OF THE YEAR?

A    Concerns about political, economic and currency stability in Indonesia led us to eliminate our holdings there, while also reducing our position in the Philippines. Similarly, against a bleak corporate earnings outlook and very serious banking crisis we turned very cautious on South Korea. We also continued to avoid Thailand as we await structural problems to be addressed sufficiently. In Malaysia, although we sharply reduced our position, we held a 4.3% weighting at December 31, 1997, on the expectation of corporate restructuring.

In contrast, we increased our holdings in Singapore and, to a lesser degree, in New Zealand and India. Singapore is home to a number of attractive banks and electronic stocks, and we remain convinced that Singapore's contract manufacturers should continue to gain global market share. As of December 31, 1997, our largest holding in Singapore was the Overseas-Chinese Banking Corp., representing 3.4% of the Fund's net assets. In New Zealand, we have been looking for corporate profits to recover at a time when equity valuations are low. We think the positive outlook for bonds in general could provide support to the stock market.

In India, we continued to invest selectively on the back of political uncertainty because we felt the overall economic environment was conducive to favorable equity performance, with the potential for interest rates and inflation to remain subdued. India is at a much earlier stage of development than other regional markets, and we are optimistic about continued reform.

Q    HOW DID AUSTRALASIAN MARKETS FARE?

A    Despite our positive outlook, the second half of the year was disappointing for investors in both Australia and New Zealand. The two stock markets fell by 15.25% and 18.15%, respectively, in U.S. dollar terms (based on MSCI country indices). In the fourth quarter alone, foreign investors also had to bear the effects of falls in both Australian and New Zealand dollars of around 10% against the U.S. dollar.

During this time, two factors had additional impact on both countries. First, many experts indicated prospects for economic and corporate earnings growth would be constrained by the financial crises in Asia, the destination of over half the exports from both Australia and New Zealand. This view, which overlooked the importance of foodstuffs exported to Asia, was prevalent despite growth in many sectors of the Australian economy remaining robust through the third quarter.

Secondly, commodity prices had been weakening. For example, the outlook for base metals has been clouded by developments in East Asia, while sales by central banks (and falling inflation expectations) have caused the price of gold to slide.


Q    AFTER SUCH SEVERE DECLINES, WHAT ARE YOUR EXPECTATIONS FOR THE YEARS AHEAD?

A    While we believe conditions are likely to remain volatile, we expect 1998 and 1999 to see good returns from selected companies with good fundamentals and whose valuations have been pulled down in the overall market carnage. In particular, we believe Asian exporters and companies with positive net cash flow from non-tradable goods sectors, such as power utilities, and other recurrent income streams may enjoy stronger share prices. We currently anticipate that these types of companies will remain the focus of our stock selection.

Along these lines, we have identified key positive themes: companies in Hong Kong and China benefiting from the


                                                                   CONTINUED P.5
economic upswing in China; companies that survive and gain market share as a result of the current Asian turmoil, particularly because many companies are losing market share; and disinflationary growth in Australia and India.

Hong Kong/China remains an important area for the Fund. As of December 31, the Fund has a 46% weighting in Hong Kong/China, with sector allocations concentrated in property, conglomerates and banking. We find Hong Kong-listed companies combine attractive valuations with access to new growth opportunities.

We continue to believe stabilization of regional currencies will lead to a lower interest rate premium in Hong Kong and will benefit aspects of the economy such as the property sector. Property prices in Hong Kong are already beginning to show signs of stabilizing following a 35% to 40% fall from their peak, and listed share prices have already discounted declines of 50% in underlying asset values. However, while we currently anticipate our overall exposure to Hong Kong will remain heavy, the focus will be on individual company merits not macroeconomic factors.

Elsewhere in Asia, we have recently seen some signs of improvement. Korea reached an agreement with international banks to roll over US$25 billion in short-term debt and has seemingly persuaded its labor unions to accept retrenchment. Thailand abolished its two-tier currency system, and Malaysia is making strides toward corporate restructuring to capitalize its banking system. Indonesia, on the other hand, remains an uncertainty as it reviews the possibility of a currency board similar to the one governing the U.S./Hong Kong dollar. Although we believe it could be very difficult to implement successfully without a strong banking system supported by local confidence, we will monitor this key area over the near term.

ABOUT THE PORTFOLIO MANAGER

PETER EADON-CLARKE - Portfolio Manager since 1997 and Chief Investment Officer for the Pacific Rim (excluding Japan) since 1992. From 1984 to 1992, Mr. Eadon-Clarke was an Associate Director at HSBC Asset Management in Hong Kong.


CHINA ECONOMIC GROWTH FORECASTED
TO REMAIN SOLID

[CHART]


Real GDP      China      U.S.

1996          9.7%       2.4%

1997          9.0%       3.8%

1998f         6.5%       2.5%

1999f         6.5%       3.0%

Source: GT Global, Inc., January 1998.



DESPITE THE RECENT ECONOMIC DOWNTURN IN ASIA, WE ARE FORECASTING ECONOMIC GROWTH IN CHINA TO REMAIN HEALTHY.

SECTOR ALLOCATION OF NET ASSETS %
DECEMBER 31, 1997

     Services                                26.5

     Finance                                 22.1

     Multi-Industry/Miscellaneous            10.7

     Consumer Durables                       10.0

     Capital Goods                            7.0

     Material/Basic Industry                  6.9

     Energy                                   6.4

     Short Term & Other                      10.4

A complete listing of holdings and allocations may be found in the Financial Statements section of this report.


                                                                         % of
GT Global New Pacific Growth Fund                            Country  Net Assets
KEY PORTFOLIO HOLDINGS(7)

HONG KONG TELECOMMUNICATIONS LTD.  Principal activities     Hong Kong       7.5
are providing telecommunications, computer, engineering and other services. The company also sells and rents telecommunications equipment.

HUTCHISON WHAMPOA  An investment holding company,           Hong Kong       4.9
Hutchison's diversified operations include property investment and development, ports and related services, retail and manufacturing, telecommunications and finance.

HANG SENG BANK  The bank offers commercial banking          Hong Kong       4.8
and related financial services through its 145 branches in Hong Kong, the United States and China.

AUSTRALIA & NEW ZEALAND BANKING GROUP LTD.  This is a       Australia       4.7
general trading and savings bank offering hire purchase and general finance, mortgage and installment lending, leasing, investment and portfolio management.
The bank operates approximately 1,600 offices in 48 countries.

NEW WORLD DEVELOPMENT CO., LTD.  An investment holding      Hong Kong       3.6
company with subsidiaries involved in property development and investment. New World also has hotel operations, and participates in construction and civil engineering activities, telecommunication services, insurance, transportation and infrastructure investment.

OVERSEAS-CHINESE BANKING CORP., LTD.  Provides a wide       Singapore       3.4
range of banking services. Its foreign locations include branches and offices throughout Asia, the UK and the U.S.

CHEUNG KONG INFRASTRUCTURE HOLDINGS  This company has       Hong Kong       3.3
interests in infrastructure and related businesses in the Peoples Republic of China.

CHEUNG KONG (HOLDINGS) LTD.  Through subsidiaries,          Hong Kong       3.2
Cheung Kong is involved in property development and investment, infrastructure and related businesses and real estate management.

SUN HUNG KAI PROPERTIES LTD.  This company's activities     Hong Kong       3.2
include property development and investment, hotel ownership, construction, finance, and telecommunications.

DEVELOPMENT BANK OF SINGAPORE   Development Bank            Singapore       3.1
provides a comprehensive range of financial services.
Its international network comprises 18 overseas branches and offices, located in major financial centers of the Asia-Pacific region and around the world.


(7) There is no assurance the Fund will continue to hold these or any other securities mentioned in this report.

Source: Bloomberg, January 1998.

GT GLOBAL
NEW PACIFIC
GROWTH FUND

FINANCIAL
STATEMENTS

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                       REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Trustees of GT Global Growth Series:

We have audited the accompanying statement of assets and liabilities of GT Global New Pacific Growth Fund, a series of shares of beneficial interest of GT Global Growth Series, including the schedule of portfolio investments, as of December 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of GT Global New Pacific Growth Fund as of December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

BOSTON, MASSACHUSETTS
FEBRUARY 17, 1998

                                       F1

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Services (26.5%)
  Hong Kong Telecommunications Ltd. .........................   HK          7,039,964   $ 14,491,505         7.5
    TELEPHONE NETWORKS
  Brambles Industries Ltd. ..................................   AUSL          250,000      4,959,606         2.6
    BUSINESS & PUBLIC SERVICES
  Woolworths Ltd. ...........................................   AUSL        1,440,000      4,812,822         2.5
    RETAILERS-OTHER
  Telekom Malaysia Bhd. .....................................   MAL         1,500,000      4,440,154         2.3
    TELEPHONE NETWORKS
  China Telecom (Hong Kong) Ltd.-/- .........................   HK          2,358,000      4,047,416         2.1
    WIRELESS COMMUNICATIONS
  Singapore Press Holdings Ltd. - Foreign ...................   SING          302,000      3,786,215         2.0
    BROADCASTING & PUBLISHING
  Qantas Airways Ltd. .......................................   AUSL        1,770,000      3,132,009         1.6
    TRANSPORTATION - AIRLINES
  Genting Bhd. ..............................................   MAL         1,109,000      2,783,205         1.4
    LEISURE & TOURISM
  Telstra Corp. Ltd. ........................................   AUSL        1,293,300      2,730,010         1.4
    TELEPHONE NETWORKS
  Telecom Corporation of New Zealand Ltd. ...................   NZ            484,000      2,345,288         1.2
    TELEPHONE NETWORKS
  Philippine Long Distance Telephone Co. ....................   PHIL           85,290      1,876,380         1.0
    TELEPHONE - LONG DISTANCE
  Mahanagar Telephone Nigam Ltd. - GDR-/- {\/} ..............   IND           112,850      1,750,304         0.9
    TELECOM - OTHER
                                                                                        ------------
                                                                                          51,154,914
                                                                                        ------------
Finance (22.1%)
  Hang Seng Bank ............................................   HK            957,800      9,239,924         4.8
    BANKS-MONEY CENTER
  Australia & New Zealand Banking Group Ltd. ................   AUSL        1,370,000      9,050,621         4.7
    BANKS-REGIONAL
  Overseas-Chinese Banking Corp., Ltd. - Foreign ............   SING        1,139,000      6,632,323         3.4
    BANKS-REGIONAL
  Development Bank of Singapore - Foreign ...................   SING          712,000      6,091,979         3.1
    BANKS-MONEY CENTER
  HSBC Holdings PLC .........................................   HK            180,000      4,436,988         2.3
    BANKS-MONEY CENTER
  United Overseas Bank Ltd. - Foreign .......................   SING          773,000      4,294,444         2.2
    BANKS-MONEY CENTER
  City Developments Ltd. ....................................   SING          376,000      1,742,602         0.9
    REAL ESTATE
  State Bank of India Ltd. - GDR{\/} ........................   IND            76,100      1,360,288         0.7
    BANKS-REGIONAL
                                                                                        ------------
                                                                                          42,849,169
                                                                                        ------------
Multi-Industry/Miscellaneous (10.7%)
  Hutchison Whampoa .........................................   HK          1,500,000      9,408,273         4.9
    MULTI-INDUSTRY
  Pacific Dunlop Ltd. .......................................   AUSL        1,900,000      4,023,063         2.1
    MULTI-INDUSTRY

    The accompanying notes are an integral part of the financial statements.

                                       F2

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
EQUITY INVESTMENTS                                             COUNTRY      SHARES        (NOTE 1)        ASSETS
-------------------------------------------------------------  --------   -----------   ------------   -------------
Multi-Industry/Miscellaneous (Continued)
  Citic Pacific Ltd. ........................................   HK            950,000   $  3,776,215         2.0
    CONGLOMERATE
  China Resources Enterprise Ltd. ...........................   HK          1,500,000      3,349,035         1.7
    CONGLOMERATE
                                                                                        ------------
                                                                                          20,556,586
                                                                                        ------------
Consumer Durables (10.0%)
  New World Development Co., Ltd. ...........................   HK          2,000,000      6,917,468         3.6
    HOUSING
  Cheung Kong (Holdings) Ltd. ...............................   HK            942,000      6,169,775         3.2
    HOUSING
  Sun Hung Kai Properties Ltd. ..............................   HK            880,000      6,132,800         3.2
    HOUSING
                                                                                        ------------
                                                                                          19,220,043
                                                                                        ------------
Capital Goods (7.0%)
  Cheung Kong Infrastructure Holdings .......................   HK          2,285,000      6,458,218         3.3
    CONSTRUCTION
  New World Infrastructure Ltd.-/- ..........................   HK          2,000,000      4,504,098         2.3
    CONSTRUCTION
  Venture Manufacturing Ltd. ................................   SING          640,000      1,787,285         0.9
    MACHINERY & ENGINEERING
  Harbin Power Equipment Co., Ltd. ..........................   HK          7,384,000        895,781         0.5
    ELECTRICAL PLANT/EQUIPMENT
                                                                                        ------------
                                                                                          13,645,382
                                                                                        ------------
Materials/Basic Industry (6.9%)
  Leighton Holdings Ltd. ....................................   AUSL        1,365,000      4,766,695         2.5
    BUILDING MATERIALS & COMPONENTS
  Broken Hill Proprietary Co., Ltd. .........................   AUSL          370,000      3,435,077         1.8
    MISC. MATERIALS & COMMODITIES
  Pasminco Ltd. .............................................   AUSL        2,500,000      2,866,636         1.5
    METALS - NON-FERROUS
  QNI Ltd. ..................................................   AUSL        3,160,000      2,099,941         1.1
    METALS - NON-FERROUS
                                                                                        ------------
                                                                                          13,168,349
                                                                                        ------------
Energy (6.4%)
  China Light & Power Co., Ltd. .............................   HK          1,059,000      5,876,879         3.0
    ELECTRICAL & GAS UTILITIES
  Hong Kong Electric Holdings Ltd. ..........................   HK            968,000      3,679,112         1.9
    ELECTRICAL & GAS UTILITIES
  Manila Electric Co. "B" ...................................   PHIL          500,000      1,675,000         0.9
    ELECTRICAL & GAS UTILITIES
  YTL Power International Bhd.-/- ...........................   MAL         1,395,000      1,073,629         0.6
    ENERGY SOURCES
                                                                                        ------------
                                                                                          12,304,620
                                                                                        ------------       -----

TOTAL EQUITY INVESTMENTS (cost $192,261,568) ................                            172,899,063        89.6
                                                                                        ------------       -----

    The accompanying notes are an integral part of the financial statements.

                                       F3

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                               December 31, 1997

--------------------------------------------------------------------------------

                                                                                           VALUE         % OF NET
REPURCHASE AGREEMENT                                                                      (NOTE 1)        ASSETS
-------------------------------------------------------------                           ------------   -------------
  Dated December 31, 1997, with State Street Bank & Trust
   Co., due January 2, 1998, for an effective yield of 5.80%, collateralized by $43,535,000 U.S. Treasury Notes, 5.75%
   due 12/31/98 (market value of collateral is $43,575,836,
   including accrued interest). (cost $42,717,000) ..........                           $ 42,717,000        22.1
                                                                                        ------------       -----

TOTAL INVESTMENTS (cost $234,978,568)  * ....................                            215,616,063       111.7
Other Assets and Liabilities ................................                            (22,500,776)      (11.7)
                                                                                        ------------       -----

NET ASSETS ..................................................                           $193,115,287       100.0
                                                                                        ------------       -----
                                                                                        ------------       -----

--------------

        -/-  Non-income producing security.
       {\/}  U.S. currency denominated.
          * For Federal income tax purposes, cost is $236,076,920 and appreciation (depreciation) is as follows:

                 Unrealized appreciation:         $   6,360,873
                 Unrealized depreciation:           (26,821,730)
                                                  -------------
                 Net unrealized depreciation:     $ (20,460,857)
                                                  -------------
                                                  -------------

    Abbreviation:
    GDR--Global Depositary Receipt

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund's Portfolio of Investments at December 31, 1997, was concentrated in the following countries:

                                         PERCENTAGE OF NET ASSETS {D}
                                        ------------------------------
                                                  SHORT-TERM
COUNTRY (COUNTRY CODE/CURRENCY CODE)    EQUITY      & OTHER      TOTAL
--------------------------------------  ------   -------------   -----
Australia (AUSL/AUD) .................   21.8                     21.8
Hong Kong (HK/HKD) ...................   46.3                     46.3
India (IND/INR) ......................    1.6                      1.6
Malaysia (MAL/MYR) ...................    4.3                      4.3
New Zealand (NZ/NZD) .................    1.2                      1.2
Philippines (PHIL/PHP) ...............    1.9                      1.9
Singapore (SING/SGD) .................   12.5                     12.5
United States & Other (US/USD) .......               10.4         10.4
                                        ------      -----        -----
Total  ...............................   89.6        10.4        100.0
                                        ------      -----        -----
                                        ------      -----        -----

--------------

{d}  Percentages indicated are based on net assets of $193,115,287.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                 FORWARD FOREIGN CURRENCY CONTRACTS OUTSTANDING
                               DECEMBER 31, 1997

                                          MARKET VALUE
                                             (U.S.       CONTRACT  DELIVERY   UNREALIZED
CONTRACTS TO SELL:                          DOLLARS)      PRICE      DATE    APPRECIATION
----------------------------------------  ------------   --------  --------  -------------
Australian Dollars......................    20,137,999    1.44937   2/24/98   $ 1,160,974
Singapore Dollars.......................     9,970,754    1.67140   3/17/98       140,530
                                          ------------                       -------------
  Total Contracts to Sell (Receivable
   amount $31,410,257)..................    30,108,753                          1,301,504
                                          ------------                       -------------
THE VALUE OF CONTRACTS TO SELL AS
 PERCENTAGE OF NET ASSETS IS 15.59%
  Total Open Forward Foreign Currency
   Contracts............................                                      $ 1,301,504
                                                                             -------------
                                                                             -------------

----------------
See Note 1 to the financial statements.

    The accompanying notes are an integral part of the financial statements.

                                       F4

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              STATEMENT OF ASSETS
                                 AND LIABILITIES
                               December 31, 1997

--------------------------------------------------------------------------------

Assets:
  Investments in securities, at value (cost $192,261,568) (Note 1)............................  $172,899,063
  Repurchase agreement, at value and cost.....................................................   42,717,000
  U.S. currency....................................................................  $     896
  Foreign currencies (cost $732,774)...............................................    741,289      742,185
                                                                                     ---------
  Receivable for open forward foreign currency contracts......................................    1,301,504
  Dividends and dividend withholding tax reclaims receivable..................................      583,258
  Receivable for Fund shares sold.............................................................      540,345
  Receivable for securities sold..............................................................      153,396
  Miscellaneous receivable....................................................................       15,083
  Interest receivable.........................................................................        6,882
                                                                                                -----------
    Total assets..............................................................................  218,958,716
                                                                                                -----------
Liabilities:
  Payable for Fund shares repurchased.........................................................   24,103,460
  Payable for securities purchased............................................................    1,206,279
  Payable for investment management and administration fees (Note 2)..........................      163,399
  Payable for service and distribution expenses (Note 2)......................................       89,450
  Payable for printing and postage expenses...................................................       86,532
  Payable for transfer agent fees (Note 2)....................................................       84,573
  Payable for professional fees...............................................................       38,325
  Payable for custodian fees..................................................................       33,378
  Payable for registration and filing fees....................................................       21,314
  Payable for fund accounting fees (Note 2)...................................................        4,340
  Payable for Trustees' fees and expenses (Note 2)............................................        3,557
  Other accrued expenses......................................................................        8,822
                                                                                                -----------
    Total liabilities.........................................................................   25,843,429
                                                                                                -----------
Net assets....................................................................................  $193,115,287
                                                                                                -----------
                                                                                                -----------
Class A:
Net asset value and redemption price per share ($135,807,280 DIVIDED BY 20,968,516 shares
 outstanding).................................................................................  $      6.48
                                                                                                -----------
                                                                                                -----------
Maximum offering price per share (100/95.25 of $6.48) *.......................................  $      6.80
                                                                                                -----------
                                                                                                -----------
Class B:+
Net asset value and offering price per share ($55,819,596 DIVIDED BY 8,895,437 shares
 outstanding).................................................................................  $      6.28
                                                                                                -----------
                                                                                                -----------
Advisor Class:
Net asset value, offering price per share, and redemption price per share ($1,488,411 DIVIDED
 BY 230,859 shares outstanding)...............................................................  $      6.45
                                                                                                -----------
                                                                                                -----------
Net assets consist of:
  Paid in capital (Note 4)....................................................................  $259,435,620
  Accumulated net realized loss on investments and foreign currency transactions..............  (48,248,073)
  Net unrealized appreciation on translation of assets and liabilities in foreign
   currencies.................................................................................    1,290,245
  Net unrealized depreciation of investments..................................................  (19,362,505)
                                                                                                -----------
Total -- representing net assets applicable to capital shares outstanding.....................  $193,115,287
                                                                                                -----------
                                                                                                -----------

--------------
   * On sales of $50,000 or more, the offering price is reduced.
   + Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of the financial statements.

                                       F5

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                            STATEMENT OF OPERATIONS

                          Year ended December 31, 1997

--------------------------------------------------------------------------------

Investment income:
  Dividend income (net of foreign withholding tax of $412,339) (Note 1)....................  $  7,263,612
  Interest income..........................................................................       674,416
                                                                                             ------------
    Total investment income................................................................     7,938,028
                                                                                             ------------
Expenses:
  Investment management and administration fees (Note 2)...................................     3,736,264
  Service and distribution expenses: (Note 2)
    Class A..................................................................  $    942,945
    Class B..................................................................     1,119,211     2,062,156
                                                                               ------------
  Transfer agent fees (Note 2).............................................................     1,240,570
  Custodian fees...........................................................................       419,674
  Registration and filing fees.............................................................       138,810
  Printing and postage expenses............................................................       103,925
  Fund accounting fees (Note 2)............................................................        99,321
  Audit fees...............................................................................        58,095
  Legal fees...............................................................................        35,175
  Trustees' fees and expenses (Note 2).....................................................        10,532
  Other expenses (Note 1)..................................................................       213,092
                                                                                             ------------
    Total expenses before reductions.......................................................     8,117,614
                                                                                             ------------
      Expense reductions (Notes 1 & 5).....................................................    (1,043,893)
                                                                                             ------------
    Total net expenses.....................................................................     7,073,721
                                                                                             ------------
Net investment income......................................................................       864,307
                                                                                             ------------
Net realized and unrealized loss on investments and foreign currencies: (Note
  1)
  Net realized loss on investments...........................................   (48,105,392)
  Net realized loss on foreign currency transactions.........................      (548,158)
                                                                               ------------
    Net realized loss during the year......................................................   (48,653,550)
  Net change in unrealized appreciation on translation of assets and
   liabilities in foreign currencies.........................................     1,286,651
  Net change in unrealized appreciation of investments.......................  (113,591,619)
                                                                               ------------
    Net unrealized depreciation during the year............................................  (112,304,968)
                                                                                             ------------
Net realized and unrealized loss on investments and foreign currencies.....................  (160,958,518)
                                                                                             ------------
Net decrease in net assets resulting from operations.......................................  $(160,094,211)
                                                                                             ------------
                                                                                             ------------

    The accompanying notes are an integral part of the financial statements.

                                       F6

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                      STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                              YEAR ENDED     YEAR ENDED
                                                                             DECEMBER 31,   DECEMBER 31,
                                                                                 1997           1996
                                                                             -------------  -------------
Decrease in net assets
Operations:
  Net investment income (loss).............................................  $     864,307  $     (26,838)
  Net realized gain (loss) on investments and foreign currency
   transactions............................................................    (48,653,550)    94,284,448
  Net change in unrealized appreciation (depreciation) on translation of
   assets and liabilities in foreign currencies............................      1,286,651           (106)
  Net change in unrealized appreciation (depreciation) of investments......   (113,591,619)    36,883,188
                                                                             -------------  -------------
    Net increase (decrease) in net assets resulting from operations........   (160,094,211)   131,140,692
                                                                             -------------  -------------
Class A:
Distributions to shareholders: (Note 1)
  From net investment income...............................................       (427,042)            --
  From net realized gain on investments....................................    (15,152,919)   (44,900,913)
Class B:
Distributions to shareholders: (Note 1)
  From net investment income...............................................             --             --
  From net realized gain on investments....................................     (6,636,532)   (18,754,735)
Advisor Class:
Distributions to shareholders: (Note 1)
  From net investment income...............................................        (13,447)            --
  From net realized gain on investments....................................       (179,887)      (250,756)
                                                                             -------------  -------------
    Total distributions....................................................    (22,409,827)   (63,906,404)
                                                                             -------------  -------------
Capital share transactions: (Note 4)
  Increase from capital shares sold and reinvested.........................  1,697,761,633  5,158,291,909
  Decrease from capital shares repurchased.................................  (1,836,766,167) (5,226,446,724)
                                                                             -------------  -------------
    Net decrease from capital share transactions...........................   (139,004,534)   (68,154,815)
                                                                             -------------  -------------
Total decrease in net assets...............................................   (321,508,572)      (920,527)
Net assets:
  Beginning of year........................................................    514,623,859    515,544,386
                                                                             -------------  -------------
  End of year *............................................................  $ 193,115,287  $ 514,623,859
                                                                             -------------  -------------
                                                                             -------------  -------------
 * Includes undistributed net investment income of.........................  $          --  $          --
                                                                             -------------  -------------
                                                                             -------------  -------------

    The accompanying notes are an integral part of the financial statements.

                                       F7

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.


                                                                   CLASS A+
                                          ----------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                          ----------------------------------------------------------
                                           1997 (D)    1996 (D)    1995 (D)      1994        1993
                                          ----------  ----------  ----------  ----------  ----------
Per Share Operating Performance:
Net asset value, beginning of period....  $   13.12   $   12.47   $   12.10   $   15.86   $   10.31
                                          ----------  ----------  ----------  ----------  ----------
Income from investment operations:
  Net investment income (loss)..........       0.05        0.02        0.11        0.02       (0.03)
  Net realized and unrealized gain
   (loss) on investments................      (5.84)       2.44        0.79       (3.15)       6.23
                                          ----------  ----------  ----------  ----------  ----------
    Net increase (decrease) from
     investment operations..............      (5.79)       2.46        0.90       (3.13)       6.20
                                          ----------  ----------  ----------  ----------  ----------
Distributions to shareholders:
  From net investment income............      (0.03)         --       (0.10)      (0.01)         --
  From net realized gain on
   investments..........................      (0.82)      (1.81)      (0.43)      (0.55)      (0.65)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.07)         --
                                          ----------  ----------  ----------  ----------  ----------
    Total distributions.................      (0.85)      (1.81)      (0.53)      (0.63)      (0.65)
                                          ----------  ----------  ----------  ----------  ----------
Net asset value, end of period..........  $    6.48   $   13.12   $   12.47   $   12.10   $   15.86
                                          ----------  ----------  ----------  ----------  ----------
                                          ----------  ----------  ----------  ----------  ----------

Total investment return (c).............     (44.24)%     20.04%       7.45%     (19.73)%     60.61%
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $ 135,807   $ 361,244   $ 383,722   $ 404,680   $ 498,898
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................       0.41%       0.17%       0.91%       0.11%       (0.3)%
  Without expense reductions............       0.14%       0.04%       0.86%        N/A         N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.66%       1.86%       1.89%       1.81%        1.9%
  Without expense reductions............       1.93%       1.99%       1.94%        N/A         N/A
Portfolio turnover rate++++.............         80%         93%         63%         87%        117%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0066   $  0.0032         N/A         N/A         N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F8

                       GT GLOBAL NEW PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                    CLASS B++
                                          -------------------------------------------------------------
                                                                                          APRIL 1, 1993
                                                     YEAR ENDED DECEMBER 31,                   TO
                                          ----------------------------------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)    1995 (D)      1994         1993
                                          ----------  ----------  ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   12.80   $   12.29   $   11.96   $   15.79     $   11.27
                                          ----------  ----------  ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........      (0.03)      (0.06)       0.03       (0.06)        (0.10)
  Net realized and unrealized gain
   (loss) on investments................      (5.67)       2.38        0.75       (3.15)         5.27
                                          ----------  ----------  ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............      (5.70)       2.32        0.78       (3.21)         5.17
                                          ----------  ----------  ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............         --          --       (0.02)         --            --
  From net realized gain on
   investments..........................      (0.82)      (1.81)      (0.43)      (0.55)        (0.65)
  In excess of net realized gain on
   investments..........................         --          --          --       (0.07)           --
                                          ----------  ----------  ----------  ----------  -------------
    Total distributions.................      (0.82)      (1.81)      (0.45)      (0.62)        (0.65)
                                          ----------  ----------  ----------  ----------  -------------
Net asset value, end of period..........  $    6.28   $   12.80   $   12.29   $   11.96     $   15.79
                                          ----------  ----------  ----------  ----------  -------------
                                          ----------  ----------  ----------  ----------  -------------

Total investment return (c).............     (44.65)%     19.28%       6.54%     (20.30)%       46.30%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $  55,820   $ 151,805   $ 130,887   $ 120,171     $  72,122
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................      (0.24)%     (0.48)%      0.26%      (0.54)%        (0.9)%(a)
  Without expense reductions............      (0.51)%     (0.61)%      0.21%        N/A           N/A
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       2.31%       2.51%       2.54%       2.46%          2.5%(a)
  Without expense reductions............       2.58%       2.64%       2.59%        N/A           N/A
Portfolio turnover rate++++.............         80%         93%         63%         87%          117%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0066   $  0.0032         N/A         N/A           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                       F9

                       GT GLOBAL NEW PACIFIC GROWTH FUND

--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share outstanding throughout the period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                    ADVISOR CLASS+++
                                          -------------------------------------
                                           YEAR ENDED DECEMBER    JUNE 1, 1995
                                                   31,                 TO
                                          ----------------------  DECEMBER 31,
                                           1997 (D)    1996 (D)     1995 (D)
                                          ----------  ----------  -------------
Per Share Operating Performance:
Net asset value, beginning of period....  $   13.16   $   12.45     $   12.89
                                          ----------  ----------  -------------
Income from investment operations:
  Net investment income (loss)..........       0.08        0.07          0.09
  Net realized and unrealized gain
   (loss) on investments................      (5.89)       2.45          0.05
                                          ----------  ----------  -------------
    Net increase (decrease) from
     investment operations..............      (5.81)       2.52          0.14
                                          ----------  ----------  -------------
Distributions to shareholders:
  From net investment income............      (0.08)         --         (0.15)
  From net realized gain on
   investments..........................      (0.82)      (1.81)        (0.43)
  In excess of net realized gain on
   investments..........................         --          --            --
                                          ----------  ----------  -------------
    Total distributions.................      (0.90)      (1.81)        (0.58)
                                          ----------  ----------  -------------
Net asset value, end of period..........  $    6.45   $   13.16     $   12.45
                                          ----------  ----------  -------------
                                          ----------  ----------  -------------

Total investment return (c).............     (44.26)%     20.56%         1.07%(b)
Ratios and supplemental data:
Net assets, end of period (in 000's)....  $   1,488   $   1,575     $     935
Ratio of net investment income (loss) to
 average net assets:
  With expense reductions (Notes 1 &
   5)...................................       0.76%       0.52%         1.26%
  Without expense reductions............       0.49%       0.39%         1.21%
Ratio of expenses to average net assets:
  With expense reductions (Notes 1 &
   5)...................................       1.31%       1.51%         1.54%(a)
  Without expense reductions............       1.58%       1.64%         1.59%(a)
Portfolio turnover rate++++.............         80%         93%           63%
Average commission rate per share paid
 on portfolio transactions++++..........  $  0.0066   $  0.0032           N/A

----------------

 (a) Annualized.
 (b) Not annualized.
 (c) Total investment return does not include sales charges.
 (d) These selected per share data were calculated based upon average shares outstanding during the period.
  + All capital shares issued and outstanding as of March 31, 1993 were reclassified as Class A shares.
 ++  Commencing April 1, 1993, the Fund began offering Class B shares.
+++ Commencing June 1, 1995, the Fund began offering Advisor Class shares. ++++ Portfolio turnover and average commission rates are calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
N/A  Not Applicable.

    The accompanying notes are an integral part of the financial statements.

                                      F10

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                         NOTES TO FINANCIAL STATEMENTS

                               December 31, 1997

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES
GT Global New Pacific Growth Fund ("Fund") is a separate series of GT Global Growth Series ("Company"). The Company is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a diversified, open-end management investment company. The Company has eight series of shares in operation, each series corresponding to a distinct portfolio of investments.

The Fund offers Class A, Class B, and Advisor Class shares, each of which has equal rights as to assets and voting privileges. Class A and Class B each has exclusive voting rights with respect to its distribution plan. Investment income, realized and unrealized capital gains and losses, and the common expenses of the Fund are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its respective distribution expenses, and may differ in its transfer agent, registration, and certain other class-specific fees and expenses.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies in conformity with generally accepted accounting principles consistently followed by the Funds in the preparation of the financial statements.

(A) PORTFOLIO VALUATION
The Fund calculates the net asset value of and completes orders to purchase, exchange or repurchase Fund shares on each business day, with the exception of those days on which the New York Stock Exchange is closed.

Equity securities are valued at the last sale price on the exchange on which such securities are traded or on the principal over-the-counter market, as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange determined by Chancellor LGT Asset Management, Inc. (the "Manager") to be the primary market.

Fixed income securities are valued at the mean of representative quoted bid and ask prices for such investments or, if such prices are not available, at prices for securities of comparative maturity, quality and type. However, when the Manager deems it appropriate, prices obtained for the day of valuation from a bond pricing service will be used. Short-term investments with a maturity of 60 days or less are valued at amortized cost, adjusted for foreign exchange translation and market fluctuation, if any.

Investments for which market quotations are not readily available (including restricted securities which are subject to limitations on their sale) are valued at fair value as determined in good faith by or under the direction of the Company's Board of Trustees.

Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, and those values are then translated into U.S. dollars at the current exchange rates, except that when an occurrence subsequent to the time a value was so established is likely to have materially changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Company's Board of Trustees.

(B) FOREIGN CURRENCY TRANSLATION
The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the Fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains and losses arise from sales and maturities of short-term securities, forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at year end, resulting from changes in exchange rates.

(C) REPURCHASE AGREEMENTS
With respect to repurchase agreements entered into by the Fund, it is the Fund's policy to always receive, as collateral, U.S. government securities or other high quality debt securities of which the value, including accrued interest, is at least equal to the amount to be repaid to the Fund under each agreement at its maturity.

(D) FORWARD FOREIGN CURRENCY CONTRACTS
A forward foreign currency contract ("Forward Contract") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward Contract fluctuates with changes in currency exchange rates. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of a contract or if the value of the currency changes unfavorably. The Fund may enter into Forward Contracts in connection with planned purchases or sales of securities, or to hedge against adverse fluctuations in exchange rates between currencies.

(E) OPTION ACCOUNTING PRINCIPLES
When the Fund writes a call or put option, an amount equal to the premium received is included in the Fund's "Statement of Assets and

                                      F11

                       GT GLOBAL NEW PACIFIC GROWTH FUND

Liabilities" as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of an option listed on a traded exchange is valued at its last bid price, or, in the case of an over-the-counter option, is valued at the average of the last bid prices obtained from brokers, unless a quotation from only one broker is available, in which case only that broker's price will be used. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized without regard to any unrealized gain or loss on the underlying security, and the liability related to such option in extinguished. If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. If a written put option is exercised, the cost of the underlying security purchased would be decreased by the premium originally received. The Fund can write options only on a covered basis, which, for a call, requires that the Fund hold the underlying security, and, for a put, requires the Fund to set aside cash, U.S.government securities or other liquid securities in an amount not less than the exercise price or otherwise provide adequate cover at all times while the put option is outstanding. The Fund may use options to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

The premium paid by the Fund for the purchase of a call or put option is included in the Fund's "Statement of Assets and Liabilities" as an investment and subsequently "marked-to-market" to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund realizes a gain or loss, depending on whether proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Fund may forego the opportunity of profit if the market value of the underlying security or index increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying security or index decreases and the option is exercised. In addition, there is the risk the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(F) FUTURES CONTRACTS
A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the underlying securities may not correlate to the change in value of the contracts. The Fund may use futures contracts to manage its exposure to the stock and bond markets and to fluctuations in currency values or interest rates.

(G) SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Security transactions are accounted for on the trade date (date the order to buy or sell is executed). The cost of securities sold is determined on a first-in, first-out basis, unless otherwise specified. Dividends are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Where a high level of uncertainty exists as to its collection, income is recorded net of all withholding tax with any rebate recorded when received. The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

(H) PORTFOLIO SECURITIES LOANED
At December 31, 1997, stocks with an aggregate value of approximately $9,252,981 were on loan to brokers. The loans were secured by cash collateral of $9,953,563, received by the Fund. Cash collateral is received by the Fund against loaned securities in an amount at least equal to 105% of the market value of the loaned securities at the inception of each loan. This collateral must be maintained at not less than 103% of the market value of the loaned securities during the period of the loan. For the year ended December 31, 1997, the Fund received securities lending fees of $756,559 which were used to reduce custodian and administrative expenses.

(I) TAXES
It is the policy of the Fund to meet the requirements for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended ("Code"). It is also the intention of the Fund to make distributions sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for Federal taxes on income, capital gains, or unrealized appreciation of securities held, or excise tax on income and capital gains. The Fund currently has a capital loss carryforward of $3,081,427 which expires in 2005.

(J) DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders are recorded by the Fund on the ex-date. Income and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund and timing differences.

(K) FOREIGN SECURITIES
There are certain additional considerations and risks associated with investing in foreign securities and currency transactions that are not inherent in investments of domestic origin. The Fund's investments in emerging market countries may involve greater risks than investments in more developed markets, and the prices of such investments may be volatile. These risks of investing in foreign and emerging markets may include foreign currency exchange rate fluctuations, perceived credit risk, adverse political and economic developments and possible adverse foreign government intervention.

                                      F12

                       GT GLOBAL NEW PACIFIC GROWTH FUND

(L) RESTRICTED SECURITIES
The Fund is permitted to invest in privately placed restricted securities. These securities may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult.

(M) INDEXED SECURITIES
The Fund may invest in indexed securities whose value is linked either directly or indirectly to changes in foreign currencies, interest rates, equities, indices, or other reference instruments. Indexed securities may be more volatile than the reference instrument itself, but any loss is limited to the amount of the original investment.

(N) LINE OF CREDIT
The Fund, along with certain other funds ("GT Funds") advised and/or administered by the Manager, has a line of credit with BankBoston and State Street Bank & Trust Company. The arrangements with the banks allow the Fund and the GT Funds to borrow an aggregate maximum amount of $250,000,000. The Fund is limited to borrowing up to 33 1/3% of the value of the Fund's total assets.

For the year ended December 31, 1997, the weighted average outstanding daily balance of bank loans (based on the number of days the loans were outstanding) was $8,681,157 with a weighted average interest rate of 6.32%. Interest expense for the year ended December 31, 1997, was $193,664, and is included in "Other expenses" on the Statement of Operations.

2. RELATED PARTIES
Chancellor LGT Asset Management, Inc is the Fund's investment manager and administrator. The Fund pays investment management and administration fees at the following annualized rates: 0.975% on the first $500 million of average daily net assets on the Fund; 0.95% on the next $500 million; 0.925% on the next $500 million and 0.90% on amounts thereafter. These fees are computed daily and paid monthly, and are subject to reduction in any year to the extent that the Fund's expenses (exclusive of brokerage commissions, taxes, interest, distribution-related expenses and extraordinary expenses) exceed the most stringent limits prescribed by the laws or regulations of any state in which the Fund's shares are offered for sale, based on the average total net asset value of the Fund.

GT Global, Inc. ("GT Global"), an affiliate of the Manager, serves as the Fund's distributor. The Fund offers Class A, Class B, and Advisor Class shares for purchase.

Class A shares are subject to initial sales charges imposed at the time of purchase, in accordance with the schedule included in the Fund's current prospectus. GT Global collects the sales charges imposed on sales of Class A shares, and reallows a portion of such charges to dealers through which the sales are made. For the year ended December 31, 1997, GT Global retained $21,605 of such sales charges. Purchases of Class A shares exceeding $500,000 may be subject to a contingent deferred sales charge ("CDSC") upon redemption, in accordance with the Fund's current prospectus. GT Global collected CDSCs in the amount of $42,069 for the year ended December 31, 1997. GT Global also makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class A shares.

Class B shares are not subject to initial sales charges. When Class B shares are sold, GT Global from its own resources pays commissions to dealers through which the sales are made. Certain redemptions of Class B shares made within six years of purchase are subject to CDSCs, in accordance with the Fund's current prospectus. For the year ended December 31, 1997, GT Global collected CDSCs in the amount of $894,766. In addition, GT Global makes ongoing shareholder servicing and trail commission payments to dealers whose clients hold Class B shares.

Pursuant to Rule 12b-1 under the 1940 Act, the Company's Board of Trustees has adopted separate distribution plans with respect to the Fund's Class A shares ("Class A Plan") and Class B shares ("Class B Plan"), pursuant to which the Fund reimburses GT Global for a portion of its shareholder servicing and distribution expenses. Under the Class A Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class A shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.35% of the average daily net assets of the Fund's Class A shares, less any amounts paid by the Fund as the aforementioned service fee, for its expenditures incurred in providing services as distributor. All expenses for which GT Global is reimbursed under the Class A Plan will have been incurred within one year of such reimbursement.

Pursuant to the Fund's Class B Plan, the Fund may pay GT Global a service fee at the annualized rate of up to 0.25% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in servicing and maintaining shareholder accounts, and may pay GT Global a distribution fee at the annualized rate of up to 0.75% of the average daily net assets of the Fund's Class B shares for its expenditures incurred in providing services as distributor. Expenses incurred under the Class B Plan in excess of 1.00% annually may be carried forward for reimbursement in subsequent years as long as that Plan continues in effect.

The Manager and GT Global have voluntarily undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to the maximum annual level of 2.25%, 2.90%, and 1.90% of the average daily net assets of the Fund's Class A, Class B, and Advisor Class shares, respectively. If necessary, this limitation will be effected by waivers by the Manager of investment management and administration fees, waivers by GT Global of payments under the Class A Plan and/or Class B Plan and/or reimbursements by the Manager or GT Global of portions of the Fund's other operating expenses.

Effective January 1, 1998, the Manager and GT Global have undertaken to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, and extraordinary expenses) to the annual rate of 2.00%, 2.65%, and 1.65% of the average daily net assets of the Fund's Class A, Class B and Advisor Class shares, respectively. This undertaking may be changed or eliminated in the future.

GT Global Investor Services, Inc. ("GT Services"), an affiliate of the Manager and GT Global, is the transfer agent of the Fund. For performing shareholder servicing, reporting, and general transfer agent services, GT Services receives an annual maintenance fee of $17.50 per account, a new account fee of $4.00 per account, a per transaction fee of $1.75 for all transactions other than exchanges and

                                      F13

                       GT GLOBAL NEW PACIFIC GROWTH FUND

a per exchange fee of $2.25. GT Services also is reimbursed by the Fund for its out-of-pocket expenses for such items as postage, forms, telephone charges, stationery and office supplies.

The Manager is the pricing and accounting agent for the Fund. The monthly fee for these services to the Manager is a percentage, not to exceed 0.03% annually, of the Fund's average daily net assets. The annual fee rate is derived by applying 0.03% of the first $5 billion of assets of all registered mutual funds advised by the Manager and 0.02% to the assets in excess of $5 billion and allocating the result according to the Fund's average daily net assets.

The Company pays each of its Trustees who is not an employee, officer or director of the Manager, GT Global or GT Services $5,000 per year plus $300 for each meeting of the board or any committee thereof attended by the Trustee.

3. PURCHASES AND SALES OF SECURITIES
For the year ended December 31, 1997, purchases and sales of investment securities by the Fund, other than U.S. government obligations and short-term investments, aggregated $290,053,136 and $442,944,807, respectively. There were no purchases or sales of U.S. government obligations during the year.

4. CAPITAL SHARES
At December 31, 1997, there were an unlimited number of shares of beneficial interest authorized, at no par value. Transactions in capital shares of the Fund were as follows:

                                                                      YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1997           DECEMBER 31, 1996
                                                              --------------------------  --------------------------
CLASS A                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................  110,903,994  $1,213,154,082 285,658,529  $3,783,795,259
Shares issued in connection with reinvestment of
  distributions.............................................    2,058,341     13,577,615    2,934,435     37,677,963
                                                              -----------  -------------  -----------  -------------
                                                              112,962,335  1,226,731,697  288,592,964  3,821,473,222
Shares repurchased..........................................  (119,529,679) (1,324,924,362) (291,833,470) (3,895,314,036)
                                                              -----------  -------------  -----------  -------------
Net decrease................................................   (6,567,344) $ (98,192,665)  (3,240,506) $ (73,840,814)
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------
                                                                      YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1997           DECEMBER 31, 1996
                                                              --------------------------  --------------------------
CLASS B                                                         SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................   37,888,593  $ 423,842,967   96,986,480  $1,263,551,513
Shares issued in connection with reinvestment of
  distributions.............................................      856,732      5,478,474    1,241,219     15,565,185
                                                              -----------  -------------  -----------  -------------
                                                               38,745,325    429,321,441   98,227,699  1,279,116,698
Shares repurchased..........................................  (41,705,872)  (470,119,000) (97,020,480) (1,273,495,413)
                                                              -----------  -------------  -----------  -------------
Net increase (decrease).....................................   (2,960,547) $ (40,797,559)   1,207,219  $   5,621,285
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------
                                                                      YEAR ENDED                  YEAR ENDED
                                                                  DECEMBER 31, 1997           DECEMBER 31, 1996
                                                              --------------------------  --------------------------
ADVISOR CLASS                                                   SHARES        AMOUNT        SHARES        AMOUNT
------------------------------------------------------------  -----------  -------------  -----------  -------------
Shares sold.................................................    4,493,439  $  41,526,678    4,311,411  $  57,463,326
Shares issued in connection with reinvestment of
  distributions.............................................       25,872        181,817       18,530        238,663
                                                              -----------  -------------  -----------  -------------
                                                                4,519,311     41,708,495    4,329,941     57,701,989
Shares repurchased..........................................   (4,408,085)   (41,722,805)  (4,285,455)   (57,637,275)
                                                              -----------  -------------  -----------  -------------
Net increase (decrease).....................................      111,226  $     (14,310)      44,486  $      64,714
                                                              -----------  -------------  -----------  -------------
                                                              -----------  -------------  -----------  -------------

5. EXPENSE REDUCTIONS
The Manager has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses. For the year ended December 31, 1997, the Fund's expenses were reduced by $287,334 under these arrangements.

6. SUBSEQUENT EVENT
On January 30, 1998, Liechtenstein Global Trust ("LGT") and AMVESCAP PLC ("AMVESCAP") entered into an agreement by which AMVESCAP will acquire LGT's Asset Management Division, including Chancellor LGT Asset Management, Inc. AMVESCAP is the holding company of the AIM and INVESCO asset management businesses.

--------------
FEDERAL TAX INFORMATION (UNAUDITED):

For its fiscal year ended December 31, 1997, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was approximately $.2886 per share (representing an approximate total of $7,701,422). The total amount of taxes paid by the Fund to such countries was approximately $.0155 per share (representing an approximate total of $412,339).

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $20,539,592 as a capital gain dividend for the fiscal year ended December 31, 1997.

                                      F14

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                     NOTES

--------------------------------------------------------------------------------

                       GT GLOBAL NEW PACIFIC GROWTH FUND

                                GT GLOBAL FUNDS

  GT GLOBAL OFFERS A BROAD RANGE OF FUNDS TO COMPLEMENT MANY INVESTORS' PORTFOLIOS. FOR MORE INFORMATION AND A PROSPECTUS ON ANY OF THE GT GLOBAL FUNDS, PLEASE CONTACT YOUR INVESTMENT ADVISOR OR CALL GT GLOBAL DIRECTLY AT 1-800-824-1580. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING CHARGES, EXPENSES AND THE RISKS OF GLOBAL AND EMERGING MARKET INVESTING. INVESTORS SHOULD READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

GROWTH FUNDS

/ / GLOBALLY DIVERSIFIED FUNDS

GT GLOBAL NEW DIMENSION FUND
Captures global growth opportunities by investing directly in the six GT Global Theme Funds

GT GLOBAL WORLDWIDE GROWTH FUND
Invests around the world, including the U.S.

GT GLOBAL INTERNATIONAL GROWTH FUND
Provides portfolio diversity by investing outside the U.S.

GT GLOBAL EMERGING MARKETS FUND
Gives access to the growth potential of developing economies

GT GLOBAL DEVELOPING MARKETS FUND
Invests in debt and equity securities of developing market issuers

/ / GLOBAL THEME FUNDS

GT GLOBAL CONSUMER PRODUCTS AND SERVICES FUND
Focuses on worldwide opportunities from the demand for consumer products and services

GT GLOBAL FINANCIAL SERVICES FUND
Focuses on the worldwide opportunities from the demand for financial services and products

GT GLOBAL HEALTH CARE FUND
Invests in growing health care industries worldwide

GT GLOBAL INFRASTRUCTURE FUND
Seeks companies that build, improve or maintain infrastructure

GT GLOBAL NATURAL RESOURCES FUND
Concentrates on companies that own, explore or develop natural resources

GT GLOBAL TELECOMMUNICATIONS FUND
Invests in companies worldwide that develop, manufacture or sell telecommunications services or equipment

/ / REGIONALLY DIVERSIFIED FUNDS

GT GLOBAL NEW PACIFIC GROWTH FUND
Offers access to the emerging and established markets of the Pacific Rim, excluding Japan

GT GLOBAL EUROPE GROWTH FUND
Focuses on investment opportunities in Europe

GT GLOBAL LATIN AMERICA GROWTH FUND
Invests in the emerging markets of Latin America

/ / SINGLE COUNTRY FUNDS

GT GLOBAL AMERICA SMALL CAP GROWTH FUND
Invests in equity securities of small U.S. companies

GT GLOBAL AMERICA MID CAP GROWTH FUND
Concentrates on medium-sized companies in the U.S.

GT GLOBAL AMERICA VALUE FUND
Focuses on equity securities of U.S. companies believed to be undervalued

GT GLOBAL JAPAN GROWTH FUND
Provides U.S. investors with direct access to the Japanese market

GROWTH AND INCOME FUND

GT GLOBAL GROWTH & INCOME FUND
Invests in blue-chip stocks and government securities

INCOME FUNDS

GT GLOBAL GOVERNMENT INCOME FUND
Earns monthly income from global government securities

GT GLOBAL STRATEGIC INCOME FUND
Allocates its assets among debt securities from the U.S., developed foreign countries and emerging markets

GT GLOBAL HIGH INCOME FUND
Invests in debt securities in emerging markets

GT GLOBAL FLOATING RATE FUND, INC.
Invests primarily in senior secured floating rate loans with the potential to achieve a high level of current income

MONEY MARKET FUND

GT GLOBAL DOLLAR FUND
Invests in high-quality, U.S. dollar-denominated money market securities worldwide for stability and preservation of capital

                                     [LOGO]

      THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.

          [LOGO]

          GT Global, Inc.
          Fifty California Street
          27th Floor
          San Francisco, California
          94111-4624

                                     DATED MATERIAL
                                     PLEASE EXPEDITE

                                               GT Global New Pacific Growth Fund
          NEWAR802050M